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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 22, 2004




                                U.S. MEDSYS CORP.
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             (Exact name of registrant as specified in its charter)




         Colorado                        0-27513                84-1308436
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



1401 17th Street, Suite 1150, Denver, Colorado                          80202
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   (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:       (303) 296-2690
                                                   -----------------------------



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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 22, 2004, the Company updated the information on its website, located on the internet at: www.usmedsyscorp.com. The website includes a Microsoft PowerPoint presentation which provides a summary outline of the business of the company. A text version of the presentation is being filed as an exhibit to this report.

ITEM 7.  EXHIBITS.

Exhibit No.       Description
-----------       -----------
99.1              Text version of Microsoft PowerPoint presentation outlining the business of company as of May 31, 2004 (filed herewith).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         U.S. MEDSYS CORP.


                                         By: /s/ Peter G. Futro
                                            ------------------------------------
                                             Peter G. Futro, President

Date: June 23, 2004


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                                  Exhibit Index

Exhibit No.       Description
----------        -----------
99.1              Text version of Microsoft PowerPoint presentation outlining the business of company as of May 31, 2004 (filed herewith).